Exhibit 99.1

For Immediate Release
Contact: Lee Underwood
Media Relations
(706) 644-0528

Synovus Announces Closing of Cabela’s Transaction

COLUMBUS, GA., Sept. 25, 2017 - Synovus Financial Corp. (NYSE: SNV) today announced that its wholly owned subsidiary, Synovus Bank, has completed the previously announced acquisition of certain assets and assumption of certain liabilities of World’s Foremost Bank (“WFB”), a wholly-owned subsidiary of Cabela’s Incorporated.

Under the terms of the transaction, Synovus sold WFB’s credit card assets and related liabilities to Capital One Bank (USA), National Association, a bank subsidiary of Capital One Financial Corporation (NYSE: COF). Synovus retained WFB’s approximately $1.1 billion brokered time deposit portfolio at a weighted average rate of 1.83 percent, representing a discount to current market rates of approximately 12 basis points. Synovus received a $75 million fee from Cabela’s and Capital One, and expects to deploy the proceeds to fund a combination of balance sheet restructuring activities, extinguishment of debt, and capital distribution.

 Synovus Financial Corp. is a financial services company based in Columbus, Georgia, with approximately $31 billion in assets. Synovus provides commercial and retail banking, investment, and mortgage services through 248 branches in Georgia, Alabama, South Carolina, Florida, and Tennessee. Synovus Bank, a wholly owned subsidiary of Synovus, was recognized as the "Most Reputable Bank" by American Banker and the Reputation Institute in 2017, and was named "Best Regional Bank, Southeast" by MONEY Magazine for 2016-17.  Synovus is on the web at synovus.com, on Twitter @synovus, and on LinkedIn at http://linkedin.com/company/synovus.

Forward-Looking Statements
This press release and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus’ use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’ future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, our expectations regarding our growth strategy, expense initiatives, capital management and future profitability; expectations on the impact of certain transactions on our financial performance, expectations on opportunities and alternatives to deploy additional capital as a result of such transactions and expectations regarding the or benefits of such transactions; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this press release. Many of these factors are beyond Synovus’ ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus’ management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016 under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Synovus’ quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.